SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 19, 2007

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27596	94-3170244
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification no.)

331 East Evelyn Avenue

Mountain View, CA 94041

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 962-4000

Check the appropriate box below if the form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 19, 2007, Conceptus, Inc. (the “Company”) entered into a Second Amendment, to be effective as of October 31, 2007 (the “Second Amendment”), to the Share Purchase and Call Option Agreement dated January 17, 2004 between the Company, Conceptus SAS (“SAS”) and the Purchasers party thereto, as amended by that certain First Amendment, dated February 27, 2007 (the “First Amendment”) (the “Call Option Agreement”).

Pursuant to the Second Amendment, the parties amended the Call Option Agreement to provide for, among other things, the following:

•                  to remove the restriction on the Company’s ability to exercise the Call Option before 2008;

•                  to increase the due diligence period available to the Company from 30 days to 90 days;

•                  to amend the Call Option Agreement to provide for an aggregate purchase price for the issued and outstanding shares of capital stock of SAS (the “SAS Shares”) equal to 1.46 times SAS’s Sales Revenue (as defined in the Call Option Agreement) for Conceptus Products (as defined in the Call Option Agreement) for the year ended December 31, 2007; and

•                  assuming all conditions precedent set forth in the Call Option Agreement are satisfied or otherwise waived by the parties, to use their best efforts to cause the Call Option to be consummated on January 2, 2008.

A copy of the Second Amendment is attached as Exhibit 10.1 to this Report, the terms of which are incorporated herein by reference. The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of such document.

For ease of reference, the Company notes that (i) a copy of the Call Option Agreement was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2004; and (ii) a copy of the First Amendment was previously filed as Exhibit 10.28 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on March 15, 2007.

ITEM 8.01.  OTHER EVENTS.

On November 19, 2007, the Company and SAS executed the Second Amendment (described in Item 1.01 above), which constituted a Notice of Interest (as defined in the Call Option Agreement) initiating the Company’s exercise of the Call Option to purchase the SAS Shares. The Company has begun conducting its due diligence in connection with the potential acquisition of the SAS Shares. The obligations of the Company to purchase the SAS Shares is contingent upon satisfaction of several conditions precedent as set forth in the Call Option Agreement, many of which are outside the control of the parties. As a result, there can be no assurances that the Company will purchase the SAS Shares.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

Exhibit No.	Description

10.1	Second Amendment to Share Purchase and Call Option Agreement, dated November 19, 2007 (to be effective as of October 31, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC.
(Registrant)

By:	/s/ Gregory E. Lichtwardt
Gregory E. Lichtwardt
Executive Vice President, Treasurer
and Chief Financial Officer

Dated:  November 21, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Share Purchase and Call Option Agreement, dated November 19, 2007 (to be effective as of October 31, 2007).